UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2014

WEIGHT WATCHERS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of the Americas, 6th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2014, the Compensation and Benefits Committee of the Board of Directors of Weight Watchers International, Inc. (the “Company”) approved the following modification to the compensation arrangement of Nicholas P. Hotchkin, Chief Financial Officer: new base salary of $527,250 per annum effective April 1, 2014.

Item 7.01	Regulation FD Disclosure.

As previously announced in the Company’s Annual Report on Form 10-K for fiscal 2013 (the “2013 Form 10-K”), effective the first day of fiscal 2014, the Company realigned its organizational structure to better leverage its significant assets and align its innovation efforts. The realignment resulted in new reporting segments for the purpose of making operational and resource decisions and assessing financial performance. This change in segment reporting will be reflected retrospectively and does not revise or restate the Company’s consolidated balance sheets, consolidated statements of income, consolidated statements of comprehensive income, consolidated statements of changes in total deficit or consolidated statements of cash flows for any fiscal period. Historically, the Company has operated its Internet-based business separately from its other businesses. The new geographic segments reflect the integration of the Company’s Internet-based business with its meetings and other businesses. The Company now has four reportable segments: North America, United Kingdom, Continental Europe and Rest of World. Rest of World represents Asia Pacific, Emerging Markets and Franchise operations, which have been grouped together as if they were a single reportable segment because they do not meet any of the quantitative thresholds and are therefore immaterial for separate disclosure.

The information included in Exhibit 99.1 reflects the reclassified segment information for the last three fiscal years as originally presented in “Note 14. Segment and Geographic Data” of the consolidated financial statements contained in the 2013 Form 10-K. In addition, Exhibit 99.2 provides reclassified quarterly financial information by reportable segment for the fiscal years ended December 28, 2013 and December 29, 2012. The information contained in Item 7.01 of this Current Report on Form 8-K and the attached Exhibits 99.1 and 99.2 is being furnished pursuant to Regulation FD in order to provide historical data that is on a basis consistent with the Company’s new reportable segment structure.

The information contained in Item 7.01 of this Current Report on Form 8-K, including attached Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in Item 7.01 and Item 9.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this report and attached Exhibits 99.1 and 99.2 that is provided in connection with Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Note 14. Segment and Geographic Data, as reclassified

Exhibit 99.2	Reclassification of Certain Quarterly Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIGHT WATCHERS INTERNATIONAL, INC.

DATED: April 3, 2014	By:	/s/ Nicholas P. Hotchkin
	Name:	Nicholas P. Hotchkin
	Title:	Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Note 14. Segment and Geographic Data, as reclassified

99.2	Reclassification of Certain Quarterly Financial Information

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